UBS Series Funds

June 29, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select ESG Prime Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Preferred Fund regarding the extension of the voluntary fee waiver through July 31, 2022. This disclosure change will become effective on July 1, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 51 of the Prospectus is revised by replacing the first sentence of the fifth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive 0.05% of its master fund level fee in order to voluntarily reduce UBS Select ESG Prime Preferred Fund’s expenses by 0.05% until July 31, 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1177